UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 15, 2014

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California		93243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July16, 2014, Tejon Ranch Co. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) disclosing that on July 15, 2014, Tejon Ranchcorp (“TRC”), a wholly-owned subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Agreement”), with DMB TMV LLC, (“DMB”), pursuant to which DMB agreed to sell its membership interest in Tejon Mountain Village LLC (“TMV LLC”) to TRC for $70,000,000 in cash (“Purchase Price”). The transaction contemplated by the Agreement closed simultaneously with the signing of the Agreement on July 15, 2014.

Pursuant to the Agreement, TRC paid DMB an initial payment of $10,000,000 in cash on July 15, 2014 and both parties executed an Assignment and Assumption of Membership Interest pursuant to which DMB transferred 100% of its membership interest in TMV LLC to TRC. TRC is required to pay DMB the remaining $60,000,000 of the Purchase Price on or before October 13, 2014, but has a one-time right to extend the final payment due date by thirty days. In the event TRC fails to pay the remaining $60,000,000 of the Purchase Price before the final payment due date (as such date may be extended), the Agreement, any related agreements and the transactions contemplated thereby will be void, DMB will continue to be a member of TMV LLC and DMB will have the right to retain the initial payment of $10,000,000.

This Current Report on Form 8-K/A amends and supplements the Initial 8-K and is being filed for the sole purpose of including financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this Item 9.01(a) are filed as exhibits to this Current Report on Form 8-K/A.

(b)	Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) are filed as exhibits to this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited Financial Statements of Tejon Mountain Village, LLC For The Years Ended December 31, 2013 and 2012

99.2	Unaudited Financial Statements of Tejon Mountain Village, LLC For The Six Months Ended June 30, 2014 and 2013

99.3	Pro forma Financial Information of Tejon Ranch Co. and Subsidiaries For The Six Months Ended June 30, 2014 and 2013 and The Year Ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2014	TEJON RANCH CO.

	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, and Chief Financial Officer